Exhibit (c)(3)

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM20MAR21 AM20MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 3405	City: Miami		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 3405 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2100
	Tax Year: 2020	R.E. Taxes: $ 8,353	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM20MAR21 AM20MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	33	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 3405
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM20MAR21 File No.: AM20MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 3405 Miami, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	34			51			-17,000	40			-6,000	45			-11,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☐ + ☒ -			$-5,000	☐ + ☒ -			$-6,000	☐ + ☒ -			$-20,000
	Adjusted Sale Price of Comparables							$570,000				$569,000				$620,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 600,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM20MAR21 File No.: AM20MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 3708 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 600,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 600,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM34MAR21 AM34MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 3708	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 3708 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2950
	Tax Year: 2020	R.E. Taxes: $ 8,564	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM34MAR21 AM34MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	37	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 3708
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM34MAR21 File No.: AM34MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 3708 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	37			51			-14,000	40			-3,000	45			-48,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☐ + ☒ -			$-2,000	☐ + ☒ -			$-3,000	☐ + ☒ -			$-57,000
	Adjusted Sale Price of Comparables							$573,000				$572,000				$583,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 590,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM34MAR21 File No.: AM34MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 3708 MIAMI, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 590,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 590,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM33MAR21 AM33MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 3805	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 3805 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2140
	Tax Year: 2020	R.E. Taxes: $ 8,634	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM33MAR21 AM33MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	38	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 3805
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM33MAR21 File No.: AM33MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 3805 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	34			51			-13,000	40			-2,000	45			-7,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☐ + ☒ -			$-1,000	☐ + ☒ -			$-2,000	☐ + ☒ -			$-16,000
	Adjusted Sale Price of Comparables							$574,000				$573,000				$624,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 600,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM33MAR21 File No.: AM33MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 3805 MIAMI, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 600,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 600,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM32MAR21 AM32MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 4005	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 4005 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2200
	Tax Year: 2020	R.E. Taxes: $ 8,774	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM32MAR21 AM32MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	40	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 4005
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
Data Source(s): PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM32MAR21 File No.: AM32MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 4005 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	34			51			-11,000	40				45			-5,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$1,000	☐ + ☐ -			$0	☐ + ☒ -			$-14,000
	Adjusted Sale Price of Comparables							$576,000				$575,000				$626,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 590,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM32MAR21 File No.: AM32MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 4005 MIAMI, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 590,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 590,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM31MAR21 AM31MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 4108	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 4108 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2970
	Tax Year: 2020	R.E. Taxes: $ 8,845	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM31MAR21 AM31MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	41	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 4108
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM31MAR21 File No.: AM31MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 4108 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	41			51			-10,000	40			0	45			-4,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$2,000	☐ + ☐ -			$0	☐ + ☒ -			$-13,000
	Adjusted Sale Price of Comparables							$577,000				$575,000				$627,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 595,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM31MAR21 File No.: AM31MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 4108 MIAMI, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 595,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’‘as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 595,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________
Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM39MAR21 AM39MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 4305	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 4305 UNDIV
	0.31092450% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2190
	Tax Year: 2020	R.E. Taxes: $ 9,853	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM39MAR21 AM39MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	43	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	2	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 4305
	Finished area above grade contains:		4 Rooms		1 Bedrooms		2.0 Bath(s)	1,675 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM39MAR21 File No.: AM39MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 4305 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # PH6305 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$785,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$468.66 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10790475				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	06/26/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	43			51			-8,000	63			-20,000	45			-2,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	1	2.0	4	2	2.1	-5,000	4	1	2.0		4	2	2.1	-5,000
		1,675 sq.ft.			1,498 sq.ft.			+14,200	1,675 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$1,200	☐ + ☒ -			$-20,000	☐ + ☒ -			$-16,000
	Adjusted Sale Price of Comparables							$576,200				$765,000				$624,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 670,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM39MAR21 File No.: AM39MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 4305 MIAMI, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	1	2.0
		1,675 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 670,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’‘as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 670,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________

Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM30MAR21 AM30MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 4308	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 4308 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2980
	Tax Year: 2020	R.E. Taxes: $ 8,935	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE RATES. SOME
	SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM30MAR21 AM30MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	43	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 4308
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD CONDITION. ITEMS OF
PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM30MAR21 File No.: AM30MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 4308 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	34			51			-8,000	40			+3,000	45			-2,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$4,000	☒ + ☐ -			$3,000	☐ + ☒ -			$-11,000
	Adjusted Sale Price of Comparables							$579,000				$578,000				$629,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 595,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM30MAR21 File No.: AM30MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 4308 MIAMI, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 595,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 595,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  ___________________________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   ______________________________________________________________________

Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM29MAR21 AM29MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 4405	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 4405 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2200
	Tax Year: 2020	R.E. Taxes: $ 9,125	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY CONSTRUCTION AND GOOD MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM29MAR21 AM29MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	44	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 4405
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM29MAR21 File No.: AM29MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 4405 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	34			51			-7,000	40			+4,000	45			0
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$5,000	☒ + ☐ -			$4,000	☐ + ☒ -			$-9,000
	Adjusted Sale Price of Comparables							$580,000				$579,000				$631,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 595,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM29MAR21 File No.: AM29MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 4405 MIAMI, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 600,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 595,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________________________________________________________

Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM28MAR21 AM28MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 4508	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 4508 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2220
	Tax Year: 2020	R.E. Taxes: $ 9,125	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY CONSTRUCTION AND GOOD MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM28MAR21 AM28MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	45	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 4508
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM28MAR21 File No.: AM28MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 4508 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	34			51			-6,000	40			+5,000	45			0
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$6,000	☒ + ☐ -			$5,000	☐ + ☒ -			$-9,000
	Adjusted Sale Price of Comparables							$581,000				$580,000				$631,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 595,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM28MAR21 File No.: AM28MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 4508 MIAMI, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 600,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 595,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM27MAR21 AM27MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 4605	City: Miami		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 4605 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2220
	Tax Year: 2020	R.E. Taxes: $ 8,353	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM27MAR21 AM27MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	46	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 4605
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM27MAR21 File No.: AM27MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 3405 Miami, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	46			51			-5,000	40			+6,000	45			+1,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$7,000	☒ + ☐ -			$6,000	☐ + ☒ -			$-8,000
	Adjusted Sale Price of Comparables							$582,000				$581,000				$632,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 595,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM27MAR21 File No.: AM27MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 4605 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 595,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 595,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 4705	City: Miami		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 4705 UNDIV
	0.31092450% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2230
	Tax Year: 2020	R.E. Taxes: $ 10,161	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	47	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 4705
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.0 Bath(s)	1,675 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 4705 Miami, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # PH6305 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$785,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$468.66 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	47			51			-4,000	63			-16,000	45			+2,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.0	4	2	2.1	-5,000	4	2	2.1		4	2	2.1	-5,000
		1,675 sq.ft.			1,498 sq.ft.			+14,200	1,675 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$5,200	☐ + ☒ -			$-16,000	☐ + ☒ -			$-12,000
	Adjusted Sale Price of Comparables							$580,200				$769,000				$628,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 670,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 4705 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.0
		1,675 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 670,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 670,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM20MAR21 AM20MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 4805	City: Miami		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 4805 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2260
	Tax Year: 2020	R.E. Taxes: $ 9,336	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM20MAR21 AM20MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	48	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 4805
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM20MAR21 File No.: AM20MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 4805 Miami, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	48			51			-3,000	40			+8,000	45			+3,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$9,000	☒ + ☐ -			$8,000	☐ + ☒ -			$-6,000
	Adjusted Sale Price of Comparables							$584,000				$583,000				$634,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 605,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM20MAR21 File No.: AM20MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 4805 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 605,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 605,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM25MAR21 AM25MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 5005	City: Miami		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 5005 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2260
	Tax Year: 2020	R.E. Taxes: $ 9,476	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM25MAR21 AM25MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	50	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 5005
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM25MAR21 File No.: AM25MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 5005 Miami, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	50			51			0	40			+10,000	45			+5,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$12,000	☒ + ☐ -			$10,000	☐ + ☒ -			$-4,000
	Adjusted Sale Price of Comparables							$587,000				$585,000				$636,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 605,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM25MAR21 File No.: AM25MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 5005 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
Summary of Cost Approach: N/A __________________________________________________________________________________________________________________________________________
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 605,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 605,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM37MAR21 AM37MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 5105	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 5105 UNDIV
	0.31092449% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2270
	Tax Year: 2020	R.E. Taxes: $ 10,469	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM37MAR21 AM37MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	51	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 5105
	Finished area above grade contains:		4 Rooms		1 Bedrooms		2.0 Bath(s)	1,675 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM37MAR21 File No.: AM37MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 5105 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # PH6305 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$785,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$468.66 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	51			51			0	63			-12,000	45			+6,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	1	2.0	4	2	2.1	-5000	4	1	2.0		4	2	2.1	-5000
		1,675 sq.ft.			1,498 sq.ft.			+14,200	1,675 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$9,200	☐ + ☒ -			$-12,000	☐ + ☒ -			$-8,000
	Adjusted Sale Price of Comparables							$584,200				$773,000				$632,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 672,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM37MAR21 File No.: AM37MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 5105 MIAMI, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	1	2.0
		1,675 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 672,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’‘as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 672,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________

Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM24MAR21 AM24MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 5107	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 5107 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2280
	Tax Year: 2020	R.E. Taxes: $ 9,547	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM24MAR21 AM24MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	51	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 5107
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM24MAR21 File No.: AM24MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 5107 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	51			51				40			+11,000	45			+6,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$12,000	☒ + ☐ -			$11,000	☐ + ☒ -			$-3,000
	Adjusted Sale Price of Comparables							$587,000				$586,000				$637,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 605,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM24MAR21 File No.: AM24MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 5107 MIAMI, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
Summary of Cost Approach: N/A __________________________________________________________________________________________________________________________________________
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 605,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’‘as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 605,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________

Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM21MAR21 AM21MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 5205	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 5205 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2280
	Tax Year: 2020	R.E. Taxes: $ 9,617	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: Desktop		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM21MAR21 AM21MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	52	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 5205
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM21MAR21 File No.: AM21MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 5205 Miami, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	52			51			0	40			+12,000	45			+7,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$12,000	☒ + ☐ -			$12,000	☐ + ☒ -			$-2,000
	Adjusted Sale Price of Comparables							$587,000				$587,000				$638,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 605,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM21MAR21 File No.: AM21MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 5205 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 605,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 605,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________

Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM23MAR21 AM23MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 5307	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 5307 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2810
	Tax Year: 2020	R.E. Taxes: $ 9,687	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM23MAR21 AM23MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	53	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 5307
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM23MAR21 File No.: AM23MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 5307 Miami, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	46			51			0	40			+13,000	45			+8,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$12,000	☒ + ☐ -			$13,000	☐ + ☒ -			$-1,000
	Adjusted Sale Price of Comparables							$587,000				$588,000				$639,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 605,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM23MAR21 File No.: AM23MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 5307 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
Summary of Cost Approach: N/A __________________________________________________________________________________________________________________________________________
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 605,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 605,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _____________________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________

Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM36MAR21 AM36MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 5505	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 5505 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2310
	Tax Year: 2020	R.E. Taxes: $ 10,776	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM36MAR21 AM36MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	55	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	2	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 5505
	Finished area above grade contains:		4 Rooms		1 Bedrooms		2.0 Bath(s)	1,675 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM36MAR21 File No.: AM36MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 5505 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # PH6305 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$785,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$468.66 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10790475				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	06/26/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	55			51			+8,000	63			-4,000	45			+14,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	1	2.0	4	2	2.1	-5,000	4	1	2.0		4	2	2.1
		1,675 sq.ft.			1,498 sq.ft.			+14,200	1,675 sq.ft.			0	1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☐ + ☒ -			$17,200	☐ + ☒ -			$-4,000	☐ + ☒ -			$5,000
	Adjusted Sale Price of Comparables							$592,200				$781,000				$645,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 672,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM36MAR21 File No.: AM36MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 5505 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	1	2.0
		1,675 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 672,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 672,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________
Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM35MAR21 AM35MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 5705	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 5705 UNDIV
	0.31092450% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2330
	Tax Year: 2020	R.E. Taxes: $ 10,930	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF
	SOURCES AT COMPETITIVE RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS
LEGAL AND PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS, PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM35MAR21 AM35MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	57	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	2	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 5905
	Finished area above grade contains:		4 Rooms		1 Bedrooms		2.0 Bath(s)	1,675 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM35MAR21 File No.: AM35MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 5705 Miami, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # PH6305 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$785,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$468.66 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10790475				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	07/21/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	57			51			+6,000	63			-6,000	45			+12,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	1	2.0	4	2	2.1	-5,000	4	1	2.0	-5,000	4	2	2.1	-5,000
		1,675 sq.ft.			1,498 sq.ft.			+14,200	1,675 sq.ft.			0	1,754 sq.ft.			-6,300
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$15,200	☐ + ☒ -			$-11,000	☒ + ☐ -			$700
	Adjusted Sale Price of Comparables							$590,200				$774,000				$640,700
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 670,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM35MAR21 File No.: AM35MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 5705 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	1	2.0
		1,675 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
Summary of Cost Approach: N/A __________________________________________________________________________________________________________________________________________
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 670,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’‘as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 670,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM35MAR21 AM35MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 5905	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 5905 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2350
	Tax Year: 2020	R.E. Taxes: $ 11,084	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM35MAR21 AM35MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	59	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	2	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 5905
	Finished area above grade contains:		4 Rooms		1 Bedrooms		2.0 Bath(s)	1,675 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM35MAR21 File No.: AM35MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 5905 MIAMI, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # PH6305 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$785,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$468.66 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10790475				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	06/26/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	59			51			+8,000	63			-4,000	45			+14,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	1	2.0	4	2	2.1	-5,000	4	1	2.0		4	2	2.1
		1,675 sq.ft.			1,498 sq.ft.			+14,200	1,675 sq.ft.			0	1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$17,200	☐ + ☒ -			$-4,000	☒ + ☐ -			$5,000
	Adjusted Sale Price of Comparables							$592,200				$781,000				$645,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 672,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM35MAR21 File No.: AM35MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 5905 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	1	2.0
		1,675 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
Summary of Cost Approach: N/A __________________________________________________________________________________________________________________________________________
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 672,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’‘as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 672,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________
Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM26MAR21 AM26MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 5907	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 5907 UNDIV
	0.30572695% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-2840
	Tax Year: 2020	R.E. Taxes: $ 10,108	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	380	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	1,725	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	585	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF
	SOURCES AT COMPETITIVE RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS
LEGAL AND PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM26MAR21 AM26MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	59	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 5907
	Finished area above grade contains:		4 Rooms		2 Bedrooms		2.1 Bath(s)	1,647 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM26MAR21 File No.: AM26MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 BISCAYNE BLVD , # 5907 Miami, FL 33132				1100 Biscayne Blvd # 5103 MIAMI, FL 33132				1100 Biscayne Blvd # 4003 MIAMI, FL 33132				1100 Biscayne Blvd # 4509 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				Marquis Condo. 1				Marquis Condo. 1
	Proximity to Subject				Less than 0.01 miles				Less than 0.01 miles				Less than 0.01 miles
	Sale Price	$0						$575,000				$575,000				$640,000
	Sale Price/GLA	$815.71 /sq.ft.			$383.85 /sq.ft.				$349.12 /sq.ft.				$364.88 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10654163				mls#A10825575				mls#A10508754
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			12/02/2020			0	08/19/2020			0	01/07/2021			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	59			51			+8,000	40			+19,000	45			+14,000
	View	B;Water,City.			B;Water,City.				B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				12				12
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		4	2	2.1	4	2	2.1		4	2	2.1		4	2	2.1
		1,647 sq.ft.			1,498 sq.ft.			+12,000	1,647 sq.ft.				1,754 sq.ft.			-9,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony

	Net Adjustment (Total)				☒ + ☐ -			$20,000	☒ + ☐ -			$19,000	☒ + ☐ -			$5,000
	Adjusted Sale Price of Comparables							$595,000				$594,000				$645,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 6 ACTIVE LISTINGS BETWEEN $622,000. AND $775,000. 1 ACTIVE WITH CONTRACT FOR $599,000. 2 PENDING SALES BETWEEN $624,900 AND $629,000.

Indicated Value by Sales Comparison Approach $ 605,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM26MAR21 File No.: AM26MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 BISCAYNE BLVD , # 5907 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		4	2	2.1
		1,647 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 605,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’‘as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 605,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM40MAY21 AM40MAY21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 6303	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 6303 UNDIV
	0.53627514% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-1480
	Tax Year: 2020	R.E. Taxes: $ 23,271	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	675	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	3,349	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	675	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF SOURCES AT COMPETITIVE
	RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS LEGAL AND
PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM40MAY21 AM40MAY21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	63	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	2	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	6303
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 60
	Finished area above grade contains:		6 Rooms		3 Bedrooms		2.1 Bath(s)	2,888 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM40MAY21 File No.: AM40MAY21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 6303 MIAMI, FL 33132				1100 Biscayne Blvd # 6307 MIAMI, FL 33132				900 Biscayne Blvd # 6201 MIAMI, FL 33132				900 Biscayne Blvd # 6107 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				900 Biscayne Condo. 1				900 Biscayne Condo. 1
	Proximity to Subject				Less than 0.01 miles				0.13 miles S				0.13 miles S
	Sale Price	$0						$1,700,000				$2,100,000				$2,400,000
	Sale Price/GLA	$815.71 /sq.ft.			$563.47 /sq.ft.				$656.46 /sq.ft.				$678.93 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10892180				mls#A10910086				mls#A10748145
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 24000			-24,000	0 0				0 0
	Date of Sale/Time	N/A			12/11/2020			0	12/31/2020			0	10/29/2020			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	63			63				62			0	61			0
	View	B;Water,City.			B;Water,City.			+300,000	B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				13			0	13			0
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	+50,000	Total	Bdrms	Baths		Total	Bdrms	Baths
		6	3	2.1	4	2	2.1	0	7	4	4.1	-30,000	6	3	3.1	-15,000
		2,888 sq.ft.			3,017 sq.ft.			-10,000	3,199 sq.ft.			-25,000	3,535 sq.ft.			-52,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony
	Roof top Ter with Jacuzzi	Yes			None			+150,000	None			+150,000	None			+150,000

	Net Adjustment (Total)				☒ + ☐ -			$466,000	☒ + ☐ -			$95,000	☒ + ☐ -			$83,000
	Adjusted Sale Price of Comparables							$2,166,000				$2,195,000				$2,483,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 7 SIMILAR ACTIVE LISTINGS BETWEEN $1,100,000. AND $2,990,000. 3 PENDING SALES BETWEEN $1,30000 AND $3,199,000.

Indicated Value by Sales Comparison Approach $ 2,490,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM40MAY21 File No.: AM40MAY21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 6303 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		6	3	2.1
		2,888 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
Summary of Cost Approach: N/A __________________________________________________________________________________________________________________________________________
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 2,490,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’’as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 2,490,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/18/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________
Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM41MAR21 AM41MAR21
SUBJECT	Property Address: 1100 Biscayne Blvd			Unit #: 6304	City: MIAMI		State: FL
	Zip Code: 33132	County: Miami Dade.		Legal Description: MARQUIS CONDO UNIT 6304 UNDIV
	0.51474246% INT IN COMMON ELEMENTS.			Assessor’s Parcel #: 01-32-31-070-1930
	Tax Year: 2020	R.E. Taxes: $ 24,158	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Marquis Condo.		Map Reference: 33124		Census Tract: 0037.02
	Project Name:	Marquis Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	675	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	3,349	High	85	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	675	Pred	35	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								I-395 TO THE NORTH,MIAMI RIVER TO
	THE SOUTH ,BISCAYNE BLVD TO THE EAST, I-95 TO THE WEST. FINANCING IS READILY AVAILABLE FROM A VARIETY OF
	SOURCES AT COMPETITIVE RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		6401				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0312L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS
LEGAL AND PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	67	Exterior Walls	Concrete	Units	285	Phases	1	Planned Phases
	# of Elevators	4	Roof Surface	Concrete	Units Completed	285	Units	285	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	285	Units Sold	285	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM41MAR21 AM41MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	63	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	2	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	12	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	12				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Tile/Wood/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 1
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Tile/Good.	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	1
	Bath Wainscot	Tile/Good	Fan/Hood ☒	Floor	☐	Fence	None			☒ Assigned	6304
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 60
	Finished area above grade contains:		6 Rooms		3 Bedrooms		2.1 Bath(s)	2,888 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM41MAR21 File No.: AM41MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 1100 Biscayne Blvd , # 6304 Miami, FL 33132				1100 Biscayne Blvd # 6307 MIAMI, FL 33132				900 Biscayne Blvd # 6201 MIAMI, FL 33132				900 Biscayne Blvd # 6107 MIAMI, FL 33132
	Project Marquis Condo. Phase 1				Marquis Condo. 1				900 Biscayne Condo. 1				900 Biscayne Condo. 1
	Proximity to Subject				Less than 0.01 miles				0.13 miles S				0.13 miles S
	Sale Price	$0						$1,700,000				$2,100,000				$2,400,000
	Sale Price/GLA	$815.71 /sq.ft.			$563.47 /sq.ft.				$656.46 /sq.ft.				$678.93 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10892180				mls#A10910086				mls#A10748145
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 24000			-24,000	0 0				0 0
	Date of Sale/Time	N/A			12/11/2020			0	12/31/2020			0	10/29/20			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	63			63				62			0	60			0
	View	B;Water,City.			B;Water,City.Inf			+300,000	B;Water,City.				B;Water,City.
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	12			12				13			0	13			0
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	+50,000	Total	Bdrms	Baths		Total	Bdrms	Baths
		6	3	2.1	4	2	2.1	0	7	4	4.1	-30,000	6	3	3.1	-15,000
		2,888 sq.ft.			3,017 sq.ft.			-10,000	3,199 sq.ft.			-25,000	3,535 sq.ft.			-52,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balcony			Balcony				Balcony				Balcony
	Roof top Ter with Jacuzzi	Yes			None			+150,000	None			+150,000	None			+150,000

	Net Adjustment (Total)				☒ + ☐ -			$466,000	☒ + ☐ -			$95,000	☒ + ☐ -			$83,000
	Adjusted Sale Price of Comparables							$2,166,000				$2,195,000				$2,483,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO ALL COMPARABLES.

SUBJECT’S PROPERTY COMPLEX HAS 7 SIMILAR ACTIVE LISTINGS BETWEEN $1,100,000. AND $2,990,000. 3 PENDING SALES BETWEEN $1,30000 AND $3,199,000.

Indicated Value by Sales Comparison Approach $ 2,490,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM41MAR21 File No.: AM41MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 1100 Biscayne Blvd , # 6304 Miami, FL 33132
Project Marquis Condo. Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	12
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		6	3	2.1
		2,888 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 2,490,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’‘as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 2,490,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/18/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________
Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

Florida House Appraisals

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	File No.:	AM19MAR21 AM19MAR21
SUBJECT	Property Address: 50 S POINTE DR			Unit #: 3302	City: MIAMI BEACH		State: FL
	Zip Code: 33139	County: MIAMI DADE		Legal Description: CONTINUUM ON SOUTH BEACH CONDO THE
	NORTH TOWER UNIT 3302 UNDIV 0.7658428% INT IN COMMON E.			Assessor’s Parcel #: 02-42-03-340-0730
	Tax Year: 2020	R.E. Taxes: $ 111,806	Special Assessments: $ 0	Borrower (if applicable): N/A
	Current Owner of Record: Optibase Real Estate Miami LLC		Occupant:	☐ Owner	☐ Tenant (Market Rent)	☐ Tenant (Regulated Rent)	☒ Vacant
	Project Type:	☒ Condominium	☐ Other (describe)		HOA: $ Unk.	☐ per year	☐ per month
	Market Area Name:	Continuum On South Beach Condo.		Map Reference: Desktop		Census Tract: 0045.00
	Project Name:	Continuum On South Beach Condo.			Phase:	1

ASSIGNMENT	The purpose of this appraisal is to develop an opinion of: ☒ Market Value (as defined), or ☐ other type of value (describe)
This report reflects the following value (if not Current, see comments): ☒ Current (the Inspection Date is the Effective Date) ☐ Retrospective ☐ Prospective
Approaches developed for this appraisal: ☒ Sales Comparison Approach ☐ Cost Approach ☐ Income Approach (See Reconciliation Comments and Scope of Work)
Property Rights Appraised: ☒ Fee Simple ☐ Leasehold ☐ Leased Fee ☐ Other (describe)
	Intended Use:	Determine the market value pf the property.

	Intended User(s) (by name or type):	Optibase Inc.
	Client: Optibase Inc.	Address: PO Box 448 Mountain View, CA 94042
	Appraiser: Alejandro Martell	Address: 1071 SW 150th Pl, Miami, FL 33194-2579

MARKET AREA DESCRIPTION	Location:	☒ Urban	☐ Suburban	☐ Rural	Predominant	Condominium Housing			Present Land Use		Change in Land Use
	Built up:	☒ Over 75%	☐ 25-75%	☐ Under 25%	Occupancy	PRICE		AGE	One-Unit	70%	☒ Not Likely
	Growth rate:	☒ Rapid	☐ Stable	☐ Slow	☒ Owner 80	$(000)		(yrs)	2-4 Unit	%	☐ Likely *	☐ In Process *
	Property values:	☒ Increasing	☐ Stable	☐ Declining	☒ Tenant 20	1,000	Low	0	Multi-Unit	0%	* To:	_____________________
	Demand/supply:	☐ Shortage	☒ In Balance	☐ Over Supply	☐ Vacant (0-5%)	12,000	High	65	Comm’l	25%
	Marketing time:	☐ Under 3 Mos.	☒ 3-6 Mos.	☐ Over 6 Mos.	☒ Vacant (>5%)	5,000	Pred	40	Other	5%
	Market Area Boundaries, Description, and Market Conditions (including support for the above characteristics and trends):								5 ST TO THE NORTH,FISHER ISLAND
	TO THE SOUTH ,ATLANTIC OCEAN TO THE EAST, BISCAYNE BAY TO THE WEST. FINANCING IS READILY AVAILABLE FROM A
	VARIETY OF SOURCES AT COMPETITIVE RATES. SOME SELLER FINANCING WAS ALSO NOTED.

PROJECT SITE DESCRIPTION	Zoning Classification:		3004				Description:	RESIDENTIAL-CONDOMINIUM
					Zoning Compliance:	☒ Legal	☐ Legal nonconforming (grandfathered)			☐ Illegal	☐ No zoning
	Ground Rent (if applicable) $_______/ _______				Comments:	N/A

	Highest & Best Use as improved (or as proposed per plans & specifications):					☒ Present use, or	☐ Other use (explain)

	Actual Use as of Effective Date:			CONDOMINIUM RESIDENTIAL		Use as appraised in this report:			CONDOMINIUM RESIDENTIAL
	Summary of Highest & Best Use:			The improvements are substantially the highest and best use for the subject property,except for those items of depreciation described in the improvement section.

	Utilities	Public	Other	Provider/Description	Off-site Improvements	Type	Public	Private	Density	AVERAGE /TYPICAL
	Electricity	☒	☐	FPL	Street	ASPHALT	☒	☐	Size	TYPICAL OF THE AREA
	Gas	☐	☐	NONE	Curb/Gutter	YES/YES	☒	☐	Topography	STREET GRADE, LEVEL
	Water	☒	☐	Miami Dade	Sidewalk	YES	☒	☐	View	N;Res;
	Sanitary Sewer	☒	☐	Miami Dade	Street Lights	YES	☒	☐
	Storm Sewer	☒	☐	Miami Dade	Alley	None	☐	☐
	Other site elements:	☐ Inside Lot		☐ Corner Lot	☐ Cul de Sac	☐ Underground Utilities	☐ Other (describe)
	FEMA Spec’l Flood Hazard Area			☒ Yes ☐ No FEMA Flood Zone AE		FEMA Map # 12086C0319L				FEMA Map Date	09/11/2009
	Site Comments:	STANDARD EASEMENTS WERE NOTED. NO ADVERSE ENCROACHMENTS ARE APPARENT. THE SUBJECT’S USE IS
LEGAL AND PERMISSIBLE.

PROJECT INFORMATION	Data source(s) for project information		EXTERIOR OBSERVATION,MLS,PUBLIC RECORDS.
	Project Description ☐ Detached ☐ Row or Townhouse ☐ Garden ☐ Mid-Rise ☒ High-Rise ☐ Other (describe)
	General Description of Project				Subject Phase #		If Project Completed #		If Project Incomplete #
	# of Stories	37	Exterior Walls	Concrete	Units	202	Phases	1	Planned Phases
	# of Elevators	6	Roof Surface	Concrete	Units Completed	202	Units	202	Planned Units
	☒ Existing ☐ Proposed ☐ Und.Cons.		Total # Parking	Unknown	Units For Sale	Unk	Units for Sale	Unk	Units for Sale
	Design (Style)	High Rise	Ratio (spaces/unit)	Unk	Units Sold	202	Units Sold	202	Units Sold
	Actual Age (Yrs.)	13	Parking Type(s)	Covered	Units Rented	Unk	Units Rented	Unk	Units Rented
	Effective Age (Yrs.)	13	Guest Parking	Valet	Owner Occup. Units	Unk	Owner Occup. Units	Unk	Owner Occup. Units
	Project Primary Occupancy ☐ Principal Residence ☐ Second Home or Recreational ☒ Tenant
	Is the developer/builder in control of the Homeowners’ Association (HOA)? ☐ Yes ☒ No
	Management Group: ☒ Homeowners’ Association ☐ Developer ☐ Management Agent (name of management agent or company):

	Was the project created by the conversion of existing building(s) into a condominium? ☐ Yes ☒ No If Yes, describe the original use and date of conversion.

	Are CC&Rs applicable? ☐ Yes ☐ No ☒ Unknown			Have the documents been reviewed? ☐ Yes ☒ No Comments:			N/A

	Project Comments (condition, quality of construction, completion status, etc.):				THE PROJECT IS IN GOOD CONDITION,GOOD QUALITY
	CONSTRUCTION AND GOOD
	MARKET APPEAL.

	Common Elements and Recreational Facilities:			SECURITY,POOL,SPA,GYM,COMMON AREAS.ETC.

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT									File No.:	AM19MAR21 AM19MAR21
PROJECT ANALYSIS	Summary of condominium project budget analysis for the current year (if analyzed):					APPRAISER NOT PROVIDED WITH THE DOCUMENT.

	Other fees for the use of the project facilities (other than regular HOA charges):					Unk.

	Compared to other competitive projects of similar quality and design, the subject unit charge appears						☐ High	☒ Average	☐ Low	(If High or Low, describe)

Are there any special or unusual characteristics of the project (based on the condominium documents, HOA meetings, or other information) known to the appraiser?
	☐ Yes	☒ No	If Yes, describe and explain the effect on value and marketability.

DESCRIPTION OF THE UNIT IMPROVEMENTS	Unit Charge: $ Unk		per month X 12 = $ Unk		per year. Annual assessment charge per year per SF of GLA = $ Unk
	Utilities included in the Unit Charge:		☒ None ☐ Heat ☐ Air Conditioning ☐ Electricity ☐ Gas ☐ Water ☐ Sewer ☐ Cable ☐ Other
	Source(s) used for physical characteristics of property:			☐ New Inspection		☐ Previous Appraisal Files	☒ MLS	☒ Assessment and Tax Records			☐ Prior Inspection
	☐ Property Owner	☐ Other (describe)				Data Source for Gross Living Area		Public Records
	General Description		Exterior Description			Foundation	☐ N/A	Basement	☒ N/A	Heating	YES
	Floor Location	33	Foundation	Concrete		Slab	Concrete	Area Sq. Ft.		Type	CENTRAL
	# of Levels	1	Exterior Walls	Concrete		Crawl Space	None	% Finished		Fuel	ELCTR.
	Design (Style)	High Rise	Roof Surface	Concrete/Good		Basement	None	Ceiling
	☒ Existing	☐ Proposed	Gutters & Dwnspts.	Yes/Yes		Sump Pump	☐	Walls		Cooling	YES
	☐ Under Construction		Window Type	Sliding/Good		Dampness	☐	Floor		Central	X
	Actual Age (Yrs.)	13	Storm/Screens	Yes/Yes/Ave		Settlement	None	Outside Entry		Other
	Effective Age (Yrs.)	13				Infestation	None
	Interior Description		Appliances	Attic	☒ N/A	Amenities				Car Storage	☐ None
	Floors	Marble/Good	Refrigerator ☒	Stairs	☐	Fireplace(s) #	0	Woodstove(s) #	0	☐ Garage	# 0
	Walls	Drywall/Good.	Range/Oven ☒	Drop Stair	☐	Patio	None			☒ Covered	# 4
	Trim/Finish	Wood/Good	Disposal ☒	Scuttle	☐	Deck	O.Terrace			☐ Open	#
	Bath Floor	Marble/Good	Dishwasher ☒	Doorway	☐	Porch	C.Entry			Total # of cars	4
	Bath Wainscot	Marble/Good	Fan/Hood ☒	Floor	☐	Fence	Wood			☒ Assigned	4
	Doors	Impact/Good	Microwave ☒	Heated	☐	Pool	None			☐ Owned
			Washer/Dryer ☒	Finished	☐	Balcony	Yes			Space #(s) 3302
	Finished area above grade contains:		7 Rooms		4 Bedrooms		3.1 Bath(s)	2,903 Square Feet of Gross Living Area Above Grade
	Are the heating and cooling for the individual units separately metered?				☒ Yes	☐ No (If No, describe)

	Additional features:		THE SUBJECT PROPERTY HAS CENTRAL A/C.

	Describe the condition of the property (including physical, functional and external obsolescence):						THE SUBJECT IS CONSIDERED TO BE IN GOOD
CONDITION. ITEMS OF PERSONAL PROPERTY ARE NOT INCLUDED IN THIS REPORT.

TRANSFER HISTORY	My research ☐ did ☒ did not reveal any prior sales or transfers of the subject property for the three years prior to the effective date of this appraisal.
	Data Source(s):	PUBLIC RECORDS/MLS
	1st Prior Subject Sale/Transfer		Analysis of sale/transfer history and/or any current agreement of sale/listing:							N/A
Date:
Price:
Source(s):
2nd Prior Subject Sale/Transfer
Date:
Price:
Source(s):

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM19MAR21 File No.: AM19MAR21
SALES COMPARISON APPROACH	SALES COMPARISON APPROACH TO VALUE (if developed) ☐ The Sales Comparison Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE SALE # 1				COMPARABLE SALE # 2				COMPARABLE SALE # 3
	Address 50 S Pointe Dr Apt 3302 Miami Beach, FL 33139				50 S Pointe Dr Apt 2803 Miami Beach, FL 33139				800 S Pointe Dr Apt 1103 Miami Beach, FL 33139				125 Ocean Dr # U-0602 Miami Beach, FL 33139
	Project Continuum On South Beach Condo. Phase 1				Continuum On South Beach Condo. 1				Apogee Condo. 1				Ocean House Condo. 1
	Proximity to Subject				Less than 0.01 miles				0.23 miles W				0.15 miles N
	Sale Price	$0						$4,800,000				$7,500,000				$10,250,000
	Sale Price/GLA	$815.71 /sq.ft.			$2,208.93 /sq.ft.				$2,721.34 /sq.ft.				$2,604.17 /sq.ft.
	Data Source(s)	FARES/TAX R.			TAX.REC./REALIST.				TAX.REC./REALIST.				TAX.REC./REALIST.
	Verification Source(s)	INSPECTION			mls#A10964869				mls#A10969413				mls#A10917307
	VALUE ADJUSTMENTS	DESCRIPTION			DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.	DESCRIPTION			+(-) $ Adjust.
	Sales or Financing Concessions	0 0			0 0				0 0				0 0
	Date of Sale/Time	N/A			01/01/2021			0	02/26/2021			0	10/13/2020			0
	Rights Appraised	Fee Simple			Fee Simple				Fee Simple				Fee Simple
	Location	N;Res			N;Res				N;Res				N;Res
	HOA Fees ($/Month)	Unk			Unk				Unk				Unk
	Common Elements and Recreational Facilities	POOL C.AREAS			POOL C.AREAS				POOL C.AREAS				POOL C.AREAS
	Floor Location	33			28			+10,000	11			+44,000	6			+54,000
	View	B;Water,City.			B;Water,City.				B;Water,City.			+150,000	B;Water,City.			+150,000
	Design (Style)	High Rise			High Rise				High Rise				High Rise
	Quality of Construction	Q3			Q3				Q3				Q3
	Age	13			13				13			0	12			0
	Condition	C3			C3				C3				C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths		Total	Bdrms	Baths		Total	Bdrms	Baths
		7	4	3.1	6	3	3.1	0	6	3	3.1	0	7	4	4.1	-25,000
		2,903 sq.ft.			2,173 sq.ft.			+146,000	2,756 sq.ft.			+30,000	3,936 sq.ft.			-207,000
	Basement & Finished Rooms Below Grade	0sf			0sf				0sf				0sf
	Functional Utility	AVERAGE			AVERAGE				AVERAGE				AVERAGE
	Heating/Cooling	CENTRAL A/C			CENTRAL A/C				CENTRAL A/C				CENTRAL A/C
	Energy Efficient Items	STANDARD			STANDARD				STANDARD				STANDARD
	Parking	Covered			Covered				Covered				Covered
	Porch/Patio/Deck	Balc./O.Terr			Balc./O.Terr				Balcony			+30,000	Balcony			+30,000

	Net Adjustment (Total)				☒ + ☐ -			$156,000	☒ + ☐ -			$254,000	☒ + ☐ -			$2,000
	Adjusted Sale Price of Comparables							$4,956,000				$7,754,000				$10,252,000
	Summary of Sales Comparison Approach			ALL SALES ARE LOCATED WITHIN THE SUBJECT’S MARKET AREA.EQUAL WEIGHT IS GIVEN TO

SUBJECT’S PROPERTY COMPLEX HAS 15 ACTIVE LISTINGS BETWEEN $6,499,000. AND $15,500,000. 2 ACTIVE WITH CONTRACT BETWEEN $7,349,000 AND $10,200,000.3 PENDING SALES BETWEEN $6,450,000 AND $8,500,000.

Indicated Value by Sales Comparison Approach $ 9,000,000

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007

INDIVIDUAL CONDO UNIT APPRAISAL REPORT	AM19MAR21 File No.: AM19MAR21
INCOME APPROACH	INCOME APPROACH TO VALUE (if developed) ☒ The Income Approach was not developed for this appraisal.
	FEATURE	SUBJECT			COMPARABLE RENTAL # 1			COMPARABLE RENTAL # 2			COMPARABLE RENTAL # 3
Address 50 S Pointe Dr Apt 3302 Miami Beach, FL 33139
Project Continuum On South Beach Condo Phase 1
Proximity to Subject
	Current Monthly Rent	$					$			$			$
	Rent/GLA	$ /sq.ft.					$ /sq.ft.			$ /sq.ft.			$ /sq.ft.
	Rent Control	☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No			☐ Yes ☐ No
Data Source(s)
Date of Lease(s)
	Location	N;Res
View
	Age	13
	Condition	C3
	Above Grade Room Count Gross Living Area	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths	Total	Bdrms	Baths
		7	4	3.1
		2,903 sq.ft.			sq.ft.			sq.ft.			sq.ft.
Utilities Included

Summary of Income Approach (including support for market rent and GRM):

Opinion of Monthly Market Rent $ X Gross Rent Multiplier = $ Indicated Value by Income Approach
COST APPROACH TO VALUE (if developed) ☒ The Cost Approach was not developed for this appraisal.
	Summary of Cost Approach:	N/A
COST

RECONCILIATION	Indicated Value by: Sales Comparison Approach $ 9,000,000 Cost Approach (if developed) $ Income Approach (if developed) $
Final Reconciliation FINAL RELIANCE IS GIVEN TO THE SALES COMPARISON APPROACH WHICH BEST REFLECTS THE ACTIONS OF BUYERS AND SELLERS IN THE MARKET PLACE. DUE TO THE LACK OF LAND SALES, THE COST APPROACH IS NOT A RELIABLE APPROACH TO VALUE. THE INCOME APPROACH IS NOT TYPICALLY APPLIED FOR SINGLE FAMILY OCCUPIED.

This appraisal is made ☒ ’‘as is’’, ☐ subject to completion per plans and specifications on the basis of a Hypothetical Condition that the improvements have been completed, ☐ subject to the following repairs or alterations on the basis of a Hypothetical Condition that the repairs or alterations have been completed, ☐ subject to the following required inspection based on the Extraordinary Assumption that the condition or deficiency does not require alteration or repair: SEE APPRAISER’S CERTIFICATION AND STATEMENT OF LIMITING CONDITIONS.

☐ This report is also subject to other Hypothetical Conditions and/or Extraordinary Assumptions as specified in the attached addenda.
Based on the degree of inspection of the subject property, as indicated below, defined Scope of Work, Statement of Assumptions and Limiting Conditions, and Appraiser’s Certifications, my (our) Opinion of the Market Value (or other specified value type), as defined herein, of the real property that is the subject of this report is: $ 9,000,000 , as of: 03/17/2021 , which is the effective date of this appraisal. If indicated above, this Opinion of Value is subject to Hypothetical Conditions and/or Extraordinary Assumptions included in this report. See attached addenda.
ATTACHMENTS

A true and complete copy of this report contains 16 pages, including exhibits which are considered an integral part of the report. This appraisal report may not be properly understood without reference to the information contained in the complete report.

Attached Exhibits:

☒ Scope of Work                                ☐ Limiting Cond./Certifications              ☐ Narrative Addendum               ☒ Photograph Addenda            ☐ Sketch Addendum

☒ Map Addenda                                 ☐ Additional Sales                                   ☐ Additional Rentals                   ☐ Flood Addendum                  ☐ Hypothetical Conditions

☐ Extraordinary Assumptions            ☐ Budget Analysis                                   ☐                                                  ☐                                               ☐

SIGNATURES	Client Contact: Optibase Inc. Client Name: Optibase Inc. E-Mail: amirp@optibase-holdings.com Address: PO Box 448 Mountain View, CA 94042

APPRAISER

Appraiser Name: Alejandro Martell

Company: Florida House Appraisals

Phone: (786) 277-8953                Fax:  _________           ____________________

E-Mail: floridahouseappraisals@yahoo.com

Date of Report (Signature): 03/17/2021

License or Certification #: Cert Res RD5414                                State: FL

Designation: Cert Res RD5414

Expiration Date of License or Certification: 11/30/2022

Inspection of Subject:      ☐ Interior & Exterior           ☐ Exterior Only      ☒ None

Date of Inspection: 03/17/2021

SUPERVISORY APPRAISER (if required)

or CO-APPRAISER (if applicable)

Supervisory or

Co-Appraiser Name:_________________________________________________________________

Company:   _________________Phone:  _________________________________________________Fax:  ____________________

E-Mail: _________________________________________________________________________________________

Date of Report (Signature):______________________________________________________________________________

License or Certification #: __________________________________________  State: ___________________________

Designation: _______________________________________________________________________________________________

Expiration Date of License or Certification:  _______________________________________________________________________________

Inspection of Subject:      ☐ Interior & Exterior       ☐ Exterior Only    ☐ None

Date of Inspection:

Copyright© 2007 by a la mode, inc. This form may be reproduced unmodified without written permission, however, a la mode, inc. must be acknowledged and credited.
Form GPCONDO - “TOTAL” appraisal software by a la mode, inc. - 1-800-ALAMODE	6/2007